hcri\emeritus-ml\deed  of  trust\DeedTrust-Amend     -  2  -     9/29/03
hcri\emeritus-ml\deed  of  trust\DeedTrust-Amend     9/29/03
RECORDING  REQUESTED  BY
AND  WHEN  RECORDED  MAIL  TO
AND  THIS  INSTRUMENT  PREPARED  BY:

OKSANA  M.  LUDD,  ESQ.
SHUMAKER,  LOOP  &  KENDRICK,  LLP
1000  JACKSON
TOLEDO,  OHIO  43624-1573


    AMENDED AND RESTATED LEASEHOLD MORTGAGE/DEED OF TRUST, SECURITY AGREEMENT,
                         ASSIGNMENT OF LEASES AND RENTS,
                     FINANCING STATEMENT AND FIXTURE FILING


          THIS AMENDED AND RESTATED LEASEHOLD MORTGAGE/DEED OF TRUST, SECURITY AGREEMENT, ASSIGNMENT OF LEASES AND RENTS, FINANCING STATEMENT AND FIXTURE FILING ("Deed of Trust") is made and entered into effective as the 30th day of September, 2003 (the "Effective Date") by:
- EMERITUS CORPORATION, a corporation organized under the laws of the State of Washington ("Trustor"), having its chief executive office at 3131 Elliott Avenue, Suite 500, Seattle, Washington 98121;
- Commonwealth Land Title Insurance Company, as Trustee, the trustee hereunder to the extent this Deed of Trust operates as a deed of trust for the Fairfield, California property and the Paso Robles, California property ("California Trustee"), having an address at 525 Market Street, Suite 510, San Francisco, California 94105;
- Mid South Title Co. as Trustee, the trustee hereunder to the extent this Deed of Trust operates as a deed of trust for the Hattiesburg, Mississippi property ("Mississippi Trustee"), having an address at 101 Gateway Center, Richmond, Virginia 23261;
- Lawyers Title of Arizona, Inc., the trustee hereunder to the extent this Deed of Trust operates as a deed of trust for the Flagstaff, Arizona property and the Phoenix, Arizona property ("Arizona Trustee"), having an address at 1850
N.  Central  Avenue,  Suite  1200,  Phoenix,  Arizona  85004;
- Transnation Title & Escrow, Inc., the trustee hereunder to the extent this Deed of Trust operates as a deed of trust for the Chubbuck, Idaho property, the Coeur D'Alene, Idaho property and the Pocatello, Idaho property ("Idaho Trustee"), having an address at Suite 150, 1087 West River Street, Boise, Idaho 83702;
- Carson Mills, the trustee hereunder to the extent this Deed of Trust operates as a deed of trust for the Hagerstown, Maryland property ("Maryland Trustee"), having an address at 77 South Washington Street, Suite 302, Rockville, Maryland 20850;
- AmeriTitle, the trustee hereunder to the extent this Deed of Trust operates as a deed of trust for the Ontario, Oregon property ("Oregon Trustee"), having an address at 70 S.W. Third Avenue, Ontario, , Oregon 97914;
- William Fairbanks, the trustee hereunder to the extent this Deed of Trust operates as a deed of trust for the Lubbock, Texas property ("Texas Trustee"), having an address at Suite 1200, 7557 Rambler Road, Dallas, Texas 75231;
- Lawyers Title Realty Services, Inc., the trustee hereunder to the extent this Deed of Trust operates as a deed of trust for the Staunton, Virginia property ("Virginia Trustee"), having an address at 101 Gateway Center Parkway, Gateway One, Richmond, Virginia 23235; and
- Transnation Title Insurance Company, the trustee hereunder to the extent this Deed of Trust operates as a deed of trust for the Bellingham, Washington property, the Federal Way, Washington property and the Moses Lake, Washington property ("Washington Trustee"), having an address at Everett Mutual Tower, Suite 1121, Everett, Washington 98201; (the California Trustee, the Mississippi Trustee, the Arizona Trustee, the Idaho Trustee, the Maryland Trustee, the Oregon Trustee, the Texas Trustee, the Virginia Trustee and the Washington Trustee are, individually and collectively, referred to as "Trustee"), in favor of
- HEALTH CARE REIT, INC., a corporation organized under the laws of the State of Delaware ("Beneficiary"), having its principal office at One SeaGate, Suite 1500, P.O. Box 1475, Toledo, Ohio 43603-1475.
          Effective April 1, 2002, Trustor executed a certain Leasehold Mortgage/Deed of Trust, Security Agreement, Assignment of Leases and Rents, Financing Statement and Fixture Filing ("Original Deed of Trust") in favor of Lender, which Original Deed of Trust was filed as follows:
- Instrument No. 2002-0042032 filed with the Office of the County Recorder of Solano County, California on April 3, 2002;
- Instrument No. 2002027545 filed with the Office of the County Recorder of San Luis Obispo County, California April 3, 2002;
- Instrument No. 2002R11684 filed with the Office of the County Recorder of Champaign County, Illinois April 5, 2002; and
-     Instrument  No.  72563  filed  with  the  Office of the County Recorder of
Forrest  County,  Mississippi  April  3,  2002  in  Book  1207,  page  445.
The parties hereto desire to amend and restate the Original Deed of Trust as set forth herein.
          If the Real Property to be encumbered by this instrument is located in the State of Illinois, State of New York, State of Florida, State of South Carolina or the Commonwealth of Massachusetts, notwithstanding anything contained herein to the contrary, this instrument is a Mortgage and [i] all references to Deed of Trust shall mean Mortgage, other than with respect to Massachusetts, and with respect to the Real Property situated in Massachusetts, this instrument is granted by Trustor with MORTGAGE COVENANTS and upon the
STATUTORY  CONDITION  for  any  breach  of  which the Beneficiary shall have the
STATUTORY POWER OF SALE; [ii] all references to Trustor shall mean Mortgagor; [iii] all references to Beneficiary shall mean Mortgagee; [iv] all references to Trustee shall mean Beneficiary; [v] all language creating a trust means a direct grant to Beneficiary and not in trust; and [vi] all references to power of sale or other non-judicial sale are hereby deleted.
          If the Real Property to be encumbered by this instrument is located in the State of California, Mississippi, Arizona, Idaho, Maryland, Oregon, Texas, Washington or Virginia, all of the references to Beneficiary will be deemed to be references to Beneficiary or the respective Trustee, his successors and assigns, where applicable.
          New  York Lien Law.  In compliance with  13 of the New York State Lien
          ------------------
Law, the Trustor will receive advances secured by this Mortgage and will hold the right to receive such advances as a trust fund to be applied first for the purpose of paying the costs of improvement of any Facility located in the State of New York, and the Trustor will apply the same first to payment of the cost of such improvement before using any part of the total of same for any other purpose.
          Beneficiary may, at any time, without giving notice to the original or any successor Trustee, or to Trustor, and without regard to the willingness of inability of any such Trustee to execute this instrument, appoint another person or succession of persons to act as trustee, and such appointee in the execution of this instrument shall have all of the powers vested in and obligations imposed upon Trustee. Should Beneficiary be a corporation, then any officer may make such appointment.
A.     Trustor  is  the  owner  of  a  leasehold  interest  in the Real Property
(defined below) pursuant to an Amended and Restated Master Lease Agreement between Health Care REIT, Inc., HCRI Mississippi Properties, Inc., HCRI Massachusetts Properties Trust II and HCRI Texas Properties, Ltd. (collectively,
     "Landlord") and Trustor, as tenant, dated as of September 30, 2003 ("Master Lease"). Trustor intends to operate, directly or through its subsidiaries, health care facilities, as described on Exhibit A, attached hereto and made a part hereof, at the Real Property (collectively, the "Facility"). The Master Lease is evidenced with respect to each Facility by the recording of a Memorandum of Lease recorded with the respective county recorders office.
B. As of the Effective Date, Beneficiary extended a loan in the amount of $25,800,000.00 ("Loan") to Trustor, which Loan is the consolidation of a certain
     $6,800,000 loan made by Beneficiary to Trustor on April 1, 2002, a certain $4,400,000 loan made by Beneficiary to Trustor on August 28, 2003, a certain
$3,100,000 loan made by Beneficiary to Trustor on August 28, 2003 and an additional loan advance of $11,500,000 made as of the date hereof. In order for Beneficiary to consolidate and extend the Loan to Trustor, Beneficiary requires that Trustor enter into this Deed of Trust to grant a lien on Trustor's leasehold interest and all government authorizations and personal property used in the operation of the Facility and owned by Trustor.
          TRUSTOR HEREBY GRANTS, TRANSFERS, CONVEYS, BARGAINS, SELLS AND ASSIGNS TO TRUSTEE, IN TRUST, WITH POWER OF SALE, for the benefit and security of
Beneficiary,  under  and  subject  to  the  terms and conditions hereinafter set forth:
          In consideration of the loan advances described in Article 2 made or to be made by Beneficiary to Trustor and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Trustor has executed and delivered this Deed of Trust and by these presents does mortgage, grant, transfer and convey to Beneficiary and to its successors and assigns, or, if the real property is located in California, Mississippi, Arizona, Idaho, Maryland, Oregon, Texas, Washington or Virginia, to the respective Trustee, his successors and assigns, with power of sale forever all of Trustor's right, title, and interest to and under the following property which Trustor now owns or may hereafter acquire ("Property"):
1. The leasehold estate of Trustor arising under the Master Lease in the real property described on Exhibit B attached hereto ("Real Property"),which
Real Property in the State of Idaho is located on a parcel of land of 40 acres or less or within the boundaries of an incorporated city and which Real Property in the State of Washington is not used principally for agricultural or farming purposes, including without limiting the completeness of the foregoing grant Trustor's interest in the following:
(a) all tenements, hereditaments, and easements, rights of way, licenses, rights, privileges, and appurtenances pertaining to the Real Property presently owned or hereafter acquired by Trustor, including, without limitation, easements, rights of way, streets, ways, alleys, gores, or strips of land, whether or not adjoining the Real Property;
(b) all buildings and any other improvements ("Improvements") now or hereafter erected or placed upon the Real Property and all fixtures ("Fixtures")
     of every kind and nature whatsoever now or hereafter affixed to the Real Property or Improvements (without limiting the generality of what may be a Fixture, all heating, ventilating, air conditioning, air cooling, lighting, incinerating, plumbing, cleaning, communications and power equipment, screens, storm doors, storm windows, shades, awnings, floor coverings, and carpeting, shall be deemed to be Fixtures and to be a part of the Real Property, whether or not physically attached to the Real Property); and
(c) all rents, income, issues, profits, royalties, and other benefits derived or to be derived from the Real Property, Improvements, and Fixtures (all of which are called "Rents") and all of Trustor's interest in any lease, sublease license or other agreement pursuant to which any Rents are payable and the Master Lease (all of which are called "Leases").
2. All the right, title, interest, claims, or demands, including, without limitation, claims to the proceeds of any insurance which Trustor now has or may hereafter acquire with respect to any Property and all awards made for the taking of the whole or any part of the Property by eminent domain or by any proceeding or the proceeds of any purchase or transfer in lieu thereof, including, without limitation, any awards resulting from a change of grade or streets or for severance damages.
3. The Real Property, if ever acquired by Trustor, and all real property hereafter acquired by Trustor which is made a part of the lot(s) or parcel(s) which presently constitute(s) the Real Property on the tax maps of the county auditor for so long as such after-acquired real property shall be a part of such lot(s) or parcel(s) (Trustor shall execute and deliver to Beneficiary such instruments as Beneficiary may require to confirm the lien of this Deed of Trust on the Real Property or the additional property covered by this clause. This clause is intended to insure that the lien of this Deed of Trust shall always encumber one or more complete lots or parcels on the tax maps in the office of the auditor of the county in which the Real Property is located so that the ability to transfer the Real Property under Article 6 shall not be defeated or hindered by any alteration of the lot(s) or parcel(s) which presently constitute(s) the Real Property on such tax maps.)
AND Trustor grants to Beneficiary a security interest in and to Trustor's right, title and interest in the following described property:
4. All machinery, furniture, equipment, trade fixtures, appliances, inventory and all other goods (as "equipment," "inventory" and "goods" are defined for purposes of Article 9 ("Article 9") of the Uniform Commercial Code as adopted in the State where the Real Property is located ("State")) and any leasehold interest of Trustor in any of the foregoing, now or hereafter located in or on or used or usable in connection with the Real Property, Improvements, or Fixtures and replacements, additions, and accessions thereto, including, without limitation, those items which are to become fixtures or which are building supplies and materials to be incorporated into an Improvement or Fixture.
5.     All  accounts,  general  intangibles, instruments, documents, and chattel paper [as "accounts", "contract rights", "general intangibles", "instruments", "documents", and "chattel paper", are defined for purposes of Article 9] now or hereafter arising in connection with the business located in or on or used or usable in connection with the Real Property, Improvements, or Fixtures, and replacements, additions, and accessions thereto.
6. All franchises, permits, licenses, operating rights, certifications, approvals, consents, authorizations and other general intangibles regarding the use, occupancy or operation of the Improvements, or any part thereof, including, without limitation, certificates of need, state health care facility licenses, and Medicare and Medicaid provider agreements, to the extent permitted by law.
7. Unless expressly prohibited by the terms thereof, all contracts, agreements, contract rights and materials relating to the design, construction, renovation, operation and management of the Improvements, management agreements, plans, specifications, drawings, blueprints, models, mock-ups, brochures, flyers, advertising and promotional materials and mailing lists.
8. All ledger sheets, files, records, computer programs, tapes, other electronic data processing materials, and other documentation relating to the preceding listed property or otherwise used or usable in connection with the Real Property and Improvements.
9. The products and proceeds of the preceding listed property, including, without limitation, cash and non-cash proceeds, proceeds of proceeds, and insurance proceeds.
          TO HAVE AND TO HOLD the same with all of the rights, privileges and appurtenances thereto belonging unto Beneficiary, its successors and assigns or, if the real property is located in California, Mississippi, Arizona, Idaho, Maryland, Oregon, Texas, Washington or Virginia, to the respective Trustee, his successors and assigns, forever in accordance with the terms and conditions set forth herein.
                            ARTICLE 1:     WARRANTIES
1.1 Trustor covenants with Beneficiary and its successors and assigns that: the Master Lease is in all respects valid and in full force and effect, Trustor is not in default under the terms and provisions thereof, that Trustor has no knowledge of, nor has received any notice from the Landlord of any default under the Master Lease, no controversy exists involving any claim of default under the Master Lease; Trustor holds an unencumbered leasehold interest in the Property; to the best of Trustor's knowledge the Property is free from all mortgages, liens, charges, claims, security interests, pledges, collateral assignments, leases, attachments, levies, encroachments, rights of way, restrictions, assessments, and all other encumbrances and title matters of every kind or nature whatsoever, except for the exceptions listed on Exhibit C attached hereto and liens permitted or granted under the terms of the Master Lease (the
"Permitted Exceptions"); with the consent of the Landlord under the Master Lease, which consent has been granted as of the date hereof, Trustor has good right to mortgage, sell and convey the same.
                             ARTICLE 2:     PURPOSES
2.1     Secured  Obligations.  This  Deed  of  Trust  secures performance of the
        --------------------
following  obligations  (the  "Secured  Obligations")  of  Trustor:
2.1.1     Payment  of  Credit  Extended.  The  payment  of  the  indebtedness of
          -----------------------------
Trustor to Beneficiary in the original principal amount of $25,800,000.00 plus interest on the unpaid balance thereof, which indebtedness is evidenced by an Amended and Restated Note ("Note") made by Trustor and delivered to Beneficiary on this date, and any extensions, modifications, substitutions or renewals of the indebtedness or Note, and which is due and payable on the Maturity Date set forth in the Note, which shall be no later than June 30, 2007.
2.1.2     Obligations  Under Loan Documents.  The performance of all obligations
          ---------------------------------
of Trustor under the Loan Agreement (defined in 2.6), the Note, this Deed of Trust and all other documents executed by Trustor in connection therewith, any extensions, modifications or renewals thereof, and any documents executed in substitution therefor (collectively, the "Loan Documents").
2.1.3     Advances  to  Protect Property.  The payment of unpaid balances of all
          ------------------------------
advances made by Beneficiary for the payment of taxes, assessments, insurance premiums, or costs incurred for the protection of the Property.
2.1.4     Future  Advances.  The payment of any unpaid balances of loan advances
          ----------------
which Beneficiary may make or may be obligated to make under this Deed of Trust or the Loan Agreement at any time after this Deed of Trust is delivered to the recorder in the County in which the Real Property is located for record to the extent that the total unpaid loan indebtedness, exclusive of interest thereon, does not exceed the maximum amount of $25,800,000.00 which may be outstanding at any time and from time to time.
2.1.5     Other  Future Advances.  With respect to items of Property in which no
          ----------------------
interest arises under real estate law and with respect to all items of Property which are or are to become Fixtures as defined for purposes of Article 9, the repayment of all advances made and value extended hereafter by Beneficiary to or
             ---
on behalf of Trustor, whether or not made or extended pursuant to an existing commitment provided said amount shall not exceed $25,800,000.00.
2.1.6     [Reserved]
          ----------
2.1.7     Trustor's Obligations.  As used herein, "Trustor's Obligations" means,
          ---------------------
collectively, all of the Secured Obligations required to be paid or performed by Trustor.
2.2     Combination  of  Instruments.  This Deed of Trust combines a real estate
        ----------------------------
mortgage, an assignment of rents and leases, a security agreement, a fixture filing, and a financing statement into one document and shall be construed accordingly.
2.3     Open-End  Mortgage.  For  all items of the Property in which an interest
        ------------------
arises under real estate law, this is an open-end mortgage which secures payment of future advances.
2.4     Security Agreement.  For all Fixtures and all items of Property in which
        ------------------
no interest arises under real estate law, this Deed of Trust is also a security agreement under Article 9. To the extent that this Deed of Trust is a security agreement, it secures all future advances made and value hereafter extended to or on behalf of Trustor.
2.5     Financing  Statement  and  Fixture Filing.  This Deed of Trust, a carbon
        -----------------------------------------
copy, a photographic copy, or other reproduction of it or a financing statement is sufficient as a financing statement and may be filed as such. As a financing statement, this Deed of Trust covers items of collateral which are or which may become fixtures in addition to personal property. If this Deed of Trust or any reproduction of it is filed as a financing statement: Trustor is the debtor; Beneficiary is the secured party; an address of Beneficiary from which information concerning the security interest may be obtained is Beneficiary's address set forth at the beginning; and a mailing address of Trustor is Trustor's address at the beginning.
2.6     Loan  Agreement.  This Deed of Trust is subject to a certain Amended and
        ---------------
Restated Loan Agreement ("Loan Agreement") executed by Trustor and Beneficiary on even date. The Loan Agreement sets forth, among other things, the terms and conditions under which Beneficiary is obligated to advance up to the full amount of the Note and may make non-obligatory advances, all of which are secured by this Deed of Trust. The Loan Agreement is hereby incorporated herein and made a part hereof as though fully rewritten herein including the defined terms. No defenses, offsets, or counterclaims available to Trustor arising out of the Loan Agreement or Note shall be valid or effective against any transferee of this Deed of Trust or the Note or its successors or assigns after this Deed of Trust and the Note are collaterally assigned by Beneficiary to one or more transferees who are providing financing to Beneficiary, and Trustor hereby expressly waives all such defenses, offsets, or counterclaims to that extent. A copy of the Loan Agreement is maintained at the offices of Beneficiary and may be inspected by interested persons.
2.7     Interpretation.  This  Deed  of  Trust  form  is  and shall be construed
        --------------
accordingly  to  reflect  the  fact  that  the credit giving rise to the Secured
Obligations would not have been extended by Beneficiary but for the security provided by this Deed of Trust. Where the sense requires it, the singular may be read as the plural or the reverse and any gender may be read as any other gender.
                            ARTICLE 3:     COVENANTS
3.1     Obligations.  Trustor  shall  pay  and  perform all of Trustor's Secured
        -----------
Obligations  when  due  and  required.
3.2     Impositions.
        -----------
3.2.1 Except as otherwise set forth in the Master Lease, Trustor shall pay, not later than one day prior to the date such Impositions become delinquent, all real estate taxes, personal property taxes, general and special assessments, water and sewer rents and charges, license fees, all charges which may be imposed for the use of vaults, chutes, areas and other space beyond the lot line and abutting the public sidewalks in front of or adjoining the Property, and all other governmental levies and charges (collectively, the "Impositions") of every kind and nature whatsoever, general and special, ordinary and extraordinary, foreseen and unforeseen, which shall be assessed, levied, confirmed, imposed or become a lien upon or against the Property or any part thereof, or which shall become due and payable with respect thereto, unless contested in good faith as permitted by the Loan Agreement. Trustor shall deliver to Beneficiary [i] not more than five days after the delinquency date of each Imposition, a copy of the invoice for such Imposition and the check delivered for payment thereof; and [ii] not more than 30 days after the delinquency date of each Imposition, a copy of the official receipt evidencing such payment or other proof of payment satisfactory to Beneficiary. If any law of any government having jurisdiction over the Property is enacted after this date [i] deducting from the value of land for the purpose of taxation any lien thereon; [ii] imposing upon Beneficiary the payment of the whole or any part of the Imposition which is required to be paid by Trustor hereunder; or [iii] changing in any way laws relating to the taxation of deeds of trust or debts secured by deeds of trust or mortgage interests in the Property, or the manner of collection of taxes, in any such case, so as to affect this Deed of Trust or the Secured Obligations, then Trustor, upon 30 days' notice from Beneficiary, shall pay such Imposition or reimburse Beneficiary therefor.
3.2.2 Trustor shall pay, or reimburse Beneficiary for, all sales taxes, intangible taxes, mortgage taxes, gross receipts taxes, documentary stamp taxes, mortgage assignment taxes, transfer taxes and similar taxes imposed on Beneficiary relating to the Secured Obligations, Note, this Deed of Trust, or the indebtedness secured by this Deed of Trust. At the direction of Beneficiary, Trustor shall pay or reimburse Beneficiary for such taxes 30 days after Beneficiary gives notice to Trustor.
3.3     Insurance.
        ---------
3.3.1 Except as otherwise set forth in the Master Lease, Trustor shall maintain in full force and effect an extended coverage "Special Form" policy ("Policy") of insurance in a nonreporting form insuring against physical loss or damage to the Improvements and personal property, including but not limited to risk of loss from fire and other hazards, collapse, transit coverage, vandalism, malicious mischief, theft, earthquake (if Property is in earthquake zone 1 or 2) and sinkholes (if usually recommended in the area of the Property). The Policy shall be in the amount of the full replacement value of the Improvements and personal property and shall contain a deductible amount acceptable to Beneficiary. Beneficiary shall be named as mortgagee and loss payee under a standard non-contributing lender's loss payable clause.
3.3.2     The  Policy  shall  include  the  following  coverage:
[i]     A  stipulated  value  endorsement  or  agreed  amount  endorsement  and endorsements for contingent liability for operations of building laws, demolition costs, and increased cost of construction.
[ii] If applicable, loss or damage by explosion of steam boilers, pressure vessels, or similar apparatus, now or hereafter installed on the Property, in commercially reasonable amounts acceptable to Beneficiary.
[iii] Consequential loss of rents and income coverage insuring against all "Special Form" risk of physical loss or damage with limits and deductible amounts acceptable to Beneficiary covering risk of loss during the first nine months of reconstruction, and containing an endorsement for extended period of indemnity of at least six months, and shall be written with a stipulated amount coverage if available at a reasonable premium.
[iv] Loss or damage caused by the breakage of plate glass in commercially reasonable amounts acceptable to Beneficiary.
[v] Effective when the Facility commences operations, loss or damage commonly covered by blanket crime insurance including employee dishonesty, loss of money orders or paper currency, depositor's forgery, and loss of property of patients accepted by Trustor for safekeeping, in commercially reasonable amounts acceptable  to  Beneficiary.
3.3.3 If the Property is located, in whole or in part, in a federally designated 100-year flood plain area, Trustor shall maintain in full force and effect flood insurance for the Improvements in an amount equal to the lesser of [i] the full replacement value of the Improvements; or [ii] the maximum amount of insurance available for the Improvements under all federal and private flood insurance programs.
3.3.4     In  connection  with  any  construction on the Property, Trustor shall maintain in full force and effect a builder's completed value risk policy ("Builder's Risk Policy") of insurance in a nonreporting form insuring against all "Special Form" risk of physical loss or damage to the Improvements, including but not limited to, risk of loss from fire and other hazards, collapse, transit coverage, vandalism, malicious mischief, theft, earthquake (if property is in earthquake zone 1 or 2) and sinkholes (if usually recommended in the area of the Property). The Builder's Risk Policy shall include endorsements providing coverage for building materials and supplies and temporary premises. The Builder's Risk Policy shall be in the amount of the full replacement value of the Improvements and shall contain a deductible amount acceptable to Beneficiary. Beneficiary shall be named under a standard noncontributing lender's loss payee clause. The Builder's Risk Policy shall include an endorsement permitting initial occupancy.
3.3.5 Trustor shall maintain in full force and effect liability insurance against the following:
[i]     Claims  for  personal  injury  or  property  damage  commonly covered by commercial general liability insurance with endorsements for incidental malpractice, blanket contractual, personal injury, owner's protective liability, voluntary medical payments, products and completed operations, broad form property damage, and extended bodily injury, with a combined single limit of not less than $5,000,000.00 per occurrence for bodily injury, death and property damage.
[ii] Claims for personal injury and property damage commonly covered by commercial automobile liability insurance, covering all owned and non-owned automobiles, with a combined single limit of not less than $5,000,000.00 per occurrence for bodily injury, death and property damage.
[iii] Claims commonly covered by worker's compensation insurance for all persons employed by Trustor on the Property. Such worker's compensation insurance shall be in accordance with the requirements of all applicable local, state, and federal law.
3.3.6 Trustor shall comply with the following insurance requirements throughout the term of the loan:
[i] The form and substance of all policies shall be subject to the approval of Beneficiary, which approval will not be unreasonably withheld.
[ii] The carriers of all policies shall have a Best's Rating of "A" or better and a Best's Financial Category of IX or larger and shall be authorized to do insurance business in the State.
[iii] Trustor shall be the "named insured" and Beneficiary shall be the "additional insured" on each liability policy.
[iv] Trustor shall deliver to Beneficiary policies or other satisfactory evidence showing the required coverages and endorsements. The policies of insurance shall provide that no cancellation, reduction in amount or material change in coverage shall be effective until at least 30 days after written notice  to  Beneficiary.
[v] Trustor shall notify Beneficiary of any loss or damage to the Property which is or may be covered by any insurance immediately after the occurrence thereof. Trustor shall promptly adjust and compromise any insurance claims and, if Trustor fails (in Beneficiary's good faith judgment) to promptly adjust and compromise such claims, Beneficiary shall have the right, but not the obligation, on behalf of Trustor, to adjust and compromise any claims under such insurance, collect and receive the proceeds thereof and execute and deliver all proofs of loss, receipts, vouchers and releases in connection with such claims. Except as provided herein, Trustor shall not adjust or compromise any claims under such insurance, or collect and receive the proceeds thereof, without the written consent of Beneficiary. Beneficiary is hereby irrevocably appointed attorney-in-fact for Trustor for such purposes, and Trustor shall, upon request of Beneficiary, execute any proofs of loss, vouchers and releases in connection with such claims.
[vi] Trustor may carry the insurance required hereunder under a blanket policy of insurance, provided that the coverage afforded Beneficiary will not be reduced or diminished or otherwise be different from that which would exist under a separate policy meeting all of the requirements of this Deed of Trust. [vii] Trustor shall not take out separate insurance concurrent in form or contributing in the event of loss with that required in this section or increase the amounts of any then existing policy by securing an additional policy or policies unless all parties having an insurable interest in the subject matter or the insurance, including Beneficiary, are included therein as an additional insured and the losses payable under said insurance in the same manner as losses are payable under this Agreement. Trustor shall immediately notify Beneficiary of the taking out of any such separate insurance or the increasing of any of the amounts of the then existing insurance by securing an additional policy or additional policies.
[viii] Trustor acknowledges that Beneficiary may collaterally assign the loan as security for any loan or loans to Beneficiary. Trustor shall, within seven days after a request from Beneficiary, deliver to Beneficiary certificates of  insurance  naming  any  such  lender  as  an  additional  insured.
[ix] Trustor hereby assigns to Beneficiary all unearned premiums as further security for the Secured Obligations and the transfer of title to the Property by any means, including, without limitation, sale pursuant to any remedy permitted by this Deed of Trust, shall constitute an assignment to Beneficiary or other purchaser of all right, title, and interest of Trustor in and to proceeds from such policy attributable to loss or damage occurring prior to the transfer of title to the Property.
[x] At least 30 days prior to the expiration of each insurance policy, Trustor shall deliver to Beneficiary a certificate showing renewal of such policy and payment of the annual premium therefor and a current Certificate of Compliance (in the form delivered at the time of Closing) completed and signed by Trustor's insurance agent.
3.4     Funds  for  Impositions and Insurance.  Except as otherwise set forth in
        -------------------------------------
the  Master  Lease:
3.4.1 After an Event of Default, Trustor shall pay to Beneficiary a sum (called "Funds") equal to one-twelfth of the yearly payments for Impositions and insurance on the Property, as may be reasonably estimated by Beneficiary, together with the monthly payments to be made under the Note. The Funds paid to Beneficiary shall be used to make the specified payments and as additional security for the Secured Obligations.
3.4.2 The Funds shall be deposited by Beneficiary with an institution the deposits or accounts of which are insured or guaranteed by federal or state agency, and shall not be deemed to be funds held in trust, and may be held with the general funds of such depository. The funds shall be placed in an interest-bearing account. All interest thereon shall be considered "Funds".
3.4.3 If the amount of the Funds held by Beneficiary together with future monthly installments of Funds payable prior to the due dates of the Impositions and the insurance on the Property shall not be sufficient to make payments as they fall due, Trustor shall pay to Beneficiary the amount necessary to pay the deficiency within 10 days after the date from which Beneficiary gives notice requesting payment thereof.
3.4.4 Upon performance in full of the Secured Obligations, Beneficiary shall promptly refund to Trustor any Funds held by Beneficiary.
3.4.5 If the Property is sold or acquired by Beneficiary, Beneficiary shall apply any Funds then held by Beneficiary as a credit against the Secured Obligations.
3.4.6 Beneficiary has the right to make payments for which it is holding Funds, and at its election, to make other payments required to be made by Trustor.
3.5     Application  of Payments.  All payments and proceeds of sale received by
        ------------------------
Beneficiary under this Deed of Trust shall be credited as set forth in the Note.
3.6     Charges and Liens.  Except to the extent Trustor makes payments therefor
        -----------------
under 3.4 and except for items being contested in good faith in compliance with the requirements of the Master Lease, Trustor shall promptly pay before delinquent taxes, assessments, levies, and any other charges which have or may become a lien on any of the Property.
3.7     Preservation  of  Property.  Trustor  shall  keep  the  Property in good
        --------------------------
repair, and shall neither commit waste nor permit impairment or deterioration of the Property.
3.8     Protection  of  Security.  If  Trustor  fails  to  perform  Trustor's
        ------------------------
agreements  under this Deed of Trust or if any action or proceeding is commenced
        -
which materially affects Beneficiary's interest in the Property, including, without limitation, any proceeding concerning eminent domain, insolvency or enforcement of any ordinance, legislation, or regulation, then Beneficiary is authorized to make such appearances, disburse such sums, and take such action that Beneficiary reasonably determines is necessary or desirable to protect the Property and Beneficiary's interest therein, including, without limitation, the disbursement of sums for payment of reasonable attorneys' fees, taxes, assessments, insurance premiums, costs incurred for the protection of the Property, and the entry upon the Property to make repairs.
3.9     Inspection.  After  reasonable  notice  to  Trustor,  Beneficiary or any
        ----------
person authorized by Beneficiary may enter upon and inspect any of the Real Property at all reasonable times.
3.10     Eminent  Domain.  If  the Real Property or any part thereof becomes the
         ---------------
subject of any proceeding ("Condemnation") for the taking of property or any conveyance in lieu thereof, the following provisions shall apply.
3.10.1     Notice  of  Condemnation.  Trustor  shall  give written notice of the
           ------------------------
Condemnation to Beneficiary within one business day after Trustor is notified of the Condemnation. Within 15 days after Trustor is notified of the Condemnation, Trustor shall provide the following information to Beneficiary: [i] the date of the Condemnation; [ii] the nature of the Condemnation; [iii] a description of the portion of the Real Property affected by the Condemnation; [iv] a preliminary estimate of the cost to repair, rebuild, restore or replace the Real Property; [v] a preliminary estimate of the schedule to complete the repair, rebuilding, restoration or replacement of the Real Property; and [vi] a description of the anticipated settlement amount and the expected settlement date. Within five days after request from Beneficiary, Trustor will provide Beneficiary with copies of all correspondence relating to the Condemnation and any other information reasonably requested by Beneficiary.
3.10.2     Proceeds.  Trustor  shall  pay  or cause to be paid to Beneficiary so
           --------
much of the award or compensation resulting therefrom ("Proceeds") as is attributable to the Real Property, up to the outstanding amount of Trustor's Obligations, and Trustor hereby directs such payments to be made directly to Beneficiary and hereby assigns to Beneficiary Trustor's rights thereto. Beneficiary may apply all or any part of the Proceeds, after deducting all costs and expenses (regardless of the nature thereof and whether incurred with or without suit, including, without limitation, reasonable attorneys' fees) incurred by Beneficiary in connection with the Proceeds, either to the payment of Trustor's Obligations or to the restoration of the Real Property upon such conditions as Beneficiary may require. Notwithstanding the foregoing, if the amount of Proceeds does not exceed $250,000.00 and there is no existing uncured Event of Default hereunder, Trustor shall have the right to require that the Proceeds be applied to the restoration of the Real Property which shall be upon such conditions as Beneficiary may require.
3.10.3     Intervention  by  Beneficiary.  Beneficiary is hereby authorized, but
           -----------------------------
not required, to intervene at any time in any such proceedings, settlement thereof, or conveyance in lieu thereof, to prosecute or to settle any such proceedings or conveyance; and to collect the Proceeds resulting therefrom; all on behalf of and in the name of Trustor and Beneficiary and according to Beneficiary's sole discretion.
3.10.4     Defense  by  Trustor.  If  Beneficiary  does not do so under  3.10.3,
           --------------------
Trustor shall defend, protect, and uphold the value of the Real Property and Beneficiary's rights to receive any portion of the Proceeds attributable to the value of the Real Property; however, Trustor shall consult with Beneficiary throughout such proceedings and prior settlement thereof or any conveyance in lieu thereof and abide by Beneficiary's directions concerning such proceedings, settlement, or conveyance.
3.10.5     Trustor's  Obligations.  Trustor's  obligation  to  make  payment  on
           ----------------------
Trustor's Obligations shall not abate pending any repair or restoration of the Real Property due to the Condemnation. In addition, Trustor shall reimburse Beneficiary, within 10 days after demand, for all costs, expenses, and fees (including architect and engineer fees) incurred by Beneficiary in connection with any repair or restoration of the Real Property due to the Condemnation.
3.10.6     Condemnation  Proceeds  Not Trust Funds.  Notwithstanding anything in
           ---------------------------------------
this  Deed  of  Trust  or at law or equity to the contrary, none of the Proceeds paid  to  Beneficiary  shall  be  deemed  trust  funds, and Beneficiary shall be entitled to dispose of such proceeds as provided in this 3.10. Trustor expressly assumes all risk of loss, including a decrease in the use, enjoyment, or value, of the Real Property from any Condemnation.
3.11     Other  Mortgages  and  Liens.
         ----------------------------
3.11.1     Prior  Mortgages.  If  any  of  the  Property  is  subject or becomes
           ----------------
subject to a lien prior to the lien of this Deed of Trust, the following provisions shall apply:
[i] Trustor shall pay when due all amounts required to be paid under any obligation secured by a prior lien and shall otherwise perform all of the obligations of Trustor hereunder.
[ii] Trustor shall not request, accept, or permit payment to Trustor of any loan amount or disbursement the repayment of which is secured by any prior mortgage without prior express written consent from Beneficiary.
[iii] Trustor shall be in compliance with 3.3 and 3.4 if Trustor pays the Impositions and maintains the insurance coverage required under any prior mortgage to which Beneficiary has expressly consented.
[iv]     A  default  in any prior mortgage shall be a default under this Deed of
Trust.
[v]     Beneficiary may cure any defaults of Trustor under any prior mortgage or pay, in whole or in part, any prior lien, and, to the extent of such payments, Beneficiary shall be subrogated to the rights and lien of the prior lien; however, any prior lien rights to which Beneficiary may become subrogated shall not merge with the lien of this Deed of Trust.
3.11.2     No  Merger  of Liens.  Beneficiary may at any time during the term of
           --------------------
this Deed of Trust hold more than one lien against the Property or any part thereof. All such liens held by Beneficiary shall remain separate and distinct from each other and each shall retain its individual priority and shall not merge with any other lien held by Beneficiary, unless and until Beneficiary executes and records an instrument expressly merging any such liens. If a default in this Deed of Trust occurs, Beneficiary may foreclose upon any lien against the Property held by it in such order and at such times as Beneficiary may elect. If Beneficiary acquires title to the Property other than through foreclosure of this Deed of Trust, the lien of this Deed of Trust shall continue and shall not merge with Beneficiary's title to the Property or interest in the Master Lease.
3.11.3     Subordination.  (a)  The  lien  of  this  Deed  of  Trust  will  be
           -------------
subordinate to a mortgage on the Beneficiary's fee simple interest in the Real Property only to the extent that [i] the mortgagee of such fee mortgage is an Institutional Lender, as defined below, or the mortgage is a Purchase Money
Mortgage,  as  defined  below,  [ii]  the  fee  mortgagee  has  delivered  a non-disturbance agreement in favor of Trustor and Beneficiary in a form acceptable to them, and [iii] such fee mortgage shall be subject to the rights of Lender with respect to the decision to restore the Facility after a casualty and the use of insurance proceeds and condemnation awards as set forth in
3.10.2 and 3.13.2. For purposes hereof, "Institutional Lender" means a commercial bank, savings bank, insurance company, real estate investment trust, pension fund or any other commercial lending institution with assets of not less than $100,000,000, organized under the laws of the United States or any state thereof and "Purchase Money Mortgage" means any mortgage given as security in connection with the purchase of the Property or any membership interest in Landlord, or both.
     (b) This Deed of Trust is executed upon condition that (unless this condition is released or waived by Landlord or its successors in interest by an instrument in writing) no purchaser or transferee of the Master Lease at any foreclosure sale, or other transfer in lieu of foreclosure, shall, as a result of such sale or transfer, acquire any right, title, or interest in or to the leasehold estate in which a lien is hereby created, unless Landlord shall be given notice of such sale or transfer of the Master Lease, and the effective date of such sale or transfer of the Master Lease, the instrument used to effect such sale or transfer shall be promptly recorded, a duplicate original or certified copy thereof together with the recording data shall be served upon Landlord within 10 days after the return thereof from the office of recording and such instrument otherwise complies with 3.11.3(d).
     (c) This Deed of Trust and all rights hereunder (except with respect to payment and use of insurance proceeds and condemnation awards to restore the improvements after casualty or condemnation) are and shall be subject and subordinate to the lien of any fee mortgage held by an Institutional Lender or any Purchase Money Mortgage to which the Master Lease is or may be subordinate on the express condition, however, that the holder of the fee mortgage and Landlord shall have complied with all requirements of the Master Lease with respect to such subordination. The holder hereof shall, within 30 days after receipt of a request therefor, at any time, execute, acknowledge, and deliver to Landlord, at the expense of Trustor but without expense to Landlord, any instrument that may be necessary or proper to confirm the subordination of this instrument and certain rights hereunder (subject to the limitations and conditions set forth above) to the lien of any such fee mortgage and any renewal, modification, consolidation, replacement, or extension thereof, or of any future mortgage, and, if the holder hereof shall fail at any time to execute, acknowledge, and deliver any such subordination instrument within 30 days after receipt of the request therefor, Landlord, in addition to any other remedies available to it in consequence thereof, may execute, acknowledge, and deliver the same as the attorney-in-fact of the holder thereof and in his name, place, and stead, and the holder hereof appoints Landlord such attorney-in-fact for that purpose subject to the limitations and conditions set forth above and in the Master Lease. Such appointment is irrevocable as coupled with an interest.
     (d) This Deed of Trust is executed and delivered upon the condition that no party shall acquire any interest in the Master Lease in which a lien is hereby granted unless: [i] the provisions of 3.11.3(b) have been complied with; [ii] the instrument transferring such interest obligates such party to perform and observe the covenants and conditions in the Master Lease required to be performed by Trustor; [iii] such instrument is executed by such party in the manner required to entitle a deed to recordation; and [iv] before such party shall take possession of the leased property an executed copy of such transfer and assumption shall be delivered to Landlord. If this Deed of Trust shall be held by an Institutional Lender (as defined in the Master Lease) and such Institutional Lender shall acquire Trustor's interest in the Master Lease as a result of a sale under this Deed of Trust pursuant to a judgment of foreclosure and sale, or through any transfer in lieu of foreclosure, or through settlement of or arising out of any pending or contemplated foreclosure action, such Institutional Lender shall have the privilege of transferring its interest in the Master Lease to a nominee or a wholly owned subsidiary corporation without the prior consent of Landlord, provided, however, such transferee shall comply with [i], [ii], [iii] and [iv]above, and such Institutional Lender shall be relieved of any further liability under the Master Lease from and after such transfer. Such Institutional Lender or the nominee or wholly owned subsidiary corporation to which it may have transferred the Master Lease, or any other Institutional Lender which may at any time acquire the Master Lease, shall be relieved of any further liability under the Master Lease from and after a transfer  by  it  of  the  Master  Lease.
3.11.4     No  Consent.  Nothing  in  this  3.11 shall be construed to mean that
           -----------
Beneficiary  consents  to  any  lien  prior  to  the lien of this Deed of Trust.
Beneficiary  consents  only  to  the  Permitted  Exceptions.
3.12     Advances  and  Default  Rate.  Any  payment  made  by  Beneficiary that
         ----------------------------
Beneficiary has the right to make under any term of this Deed of Trust (except for payments from Funds for which Funds have been deposited by Trustor) and expenses incurred and payments made by Beneficiary in taking action authorized by this Deed of Trust shall be indebtedness of Trustor secured by this Deed of Trust, shall be payable upon demand, shall bear interest at the Default Rate (as defined in the Note) from the date of disbursement, and shall be deemed advances under subsections 2.1.3, 2.1.4 and 2.1.5.
3.13     Damage,  Destruction  and  Rebuilding.  The  following provisions shall
         -------------------------------------
apply  except  as  otherwise  set  forth  in  the  Master  Lease:
3.13.1     Notice  of  Casualty.  If  the  Real  Property shall be destroyed, in
           --------------------
whole or in part, or damaged by fire, flood, windstorm or other casualty the cost of repair of which exceeds $100,000.00 (a "Casualty"), Trustor shall give written notice thereof to Beneficiary within three business days after the occurrence of the Casualty. Within 15 days after the occurrence of the Casualty or as soon thereafter as such information is reasonably available, Trustor shall provide the following information to Beneficiary: [i] the date of the Casualty; [ii] the nature of the Casualty; [iii] a description of the damage or destruction caused by the Casualty including the type of property damaged and the area of the Improvements damaged; [iv] a preliminary estimate of the cost to repair, rebuild, restore or replace the property or the Improvements; [v] a preliminary estimate of the schedule to complete the repair, rebuilding, restoration or replacement of the property or the Improvements; [vi] a description of the anticipated property insurance claim including the name of the insurer, the insurance coverage limits, the deductible amount, the expected settlement amount, and the expected settlement date; and [vii] a description of the business interruption claim including the name of the insurer, the insurance coverage limits, the deductible amount, the expected settlement amount, and the expected settlement date. Within five business days after request from Beneficiary, Trustor will provide Beneficiary with copies of all correspondence to the insurer and any other information reasonably requested by Beneficiary.
3.13.2     Application  of  Insurance Proceeds.  Beneficiary may elect either to
           -----------------------------------
[i] require the Trustor to rebuild or repair the property or the Improvements according to plans and specifications approved in writing by Beneficiary and upon such conditions as Beneficiary may reasonably require; or [ii] apply the net proceeds of insurance against the Trustor's Obligations to be credited as set forth in the Note. Notwithstanding the foregoing, if the amount of insurance proceeds does not exceed $250,000.00 and there is no existing uncured Event of Default hereunder, Trustor shall have the right to require that the proceeds be applied to the restoration of the property or the Improvements which shall be upon such conditions as Beneficiary may require. All net proceeds of insurance policies resulting from claims for casualty to the Real Property, Improvements or any element thereof shall be paid to and held by Beneficiary subject to the provisions of this Deed of Trust.
3.13.3     Repair.  In  the event Beneficiary elects to have the property or the
           ------
Improvements rebuilt or repaired [i] the Trustor shall promptly repair or rebuild the property or the Improvements in a good and workmanlike manner, in compliance with all laws and regulations, and in accordance with plans and specifications, construction budget and construction schedule approved by Beneficiary; and [ii] Beneficiary shall apply so much of the net proceeds of such insurance as may be necessary to pay or reimburse the costs of such repair or rebuilding, either on completion thereof or as the work progresses.
3.13.4     Insufficient  Proceeds.  If  the proceeds of any insurance settlement
           ----------------------
are not sufficient to pay the costs of such repair, rebuilding or restoration in full, Trustor shall deposit with Beneficiary at Beneficiary's option, and within 10 days of Beneficiary's request, an amount sufficient in Beneficiary's judgment to complete such repair, rebuilding or restoration. Trustor shall not, by reason of the deposit or payment, be entitled to any reimbursement from Beneficiary or diminution in or postponement of the payments to Beneficiary on the Note.
3.13.5     No  Abatement;  Expenses.  Trustor's  obligation  to make payments on
           ------------------------
Trustor's Obligations shall not abate pending the repairs or rebuilding of the property or the Improvements. Trustor shall pay the costs, expenses and fees of any architect or engineer employed by Beneficiary to review any plans and specifications and to supervise and approve the repairs or rebuilding of the property or the Improvements.
3.13.6     Not Trust Funds.  Notwithstanding anything herein or at law or equity
           ---------------
to the contrary, none of the insurance proceeds paid to Beneficiary as herein provided shall be deemed trust funds, and Beneficiary shall be entitled to dispose of such proceeds as provided in this 3.13. Trustor expressly assumes all risk of loss, including a decrease in the use, enjoyment or value, of the Project from any casualty whatsoever, whether or not insurable or insured against.
               ARTICLE 4:     TRANSFER OF THE PROPERTY; ASSUMPTION
4.1     Trustor's  Successors.  This  Deed  of  Trust  shall  be  binding  upon
        ---------------------
Trustor's successors and assigns and shall be binding upon and inure to the benefit of Beneficiary and its successors and assigns; however, Trustor may neither assign Trustor's rights under this Deed of Trust nor delegate Trustor's duties under this Deed of Trust without the express written consent of Beneficiary.
4.2     No Transfer.  Trustor shall not sell, lease, grant a lien on or security
        -----------
interest in, or otherwise transfer or encumber all or any part of the Property or any legal or equitable interests therein without the prior written consent of Beneficiary, except for transfers made in connection with Permitted Liens (as defined in the Loan Agreement) or transfers made in accordance with the terms of the Master Lease, if any.
4.3     No  Release  of  Trustor.  No  sale,  transfer,  or  encumbrance  of the
        ------------------------
Property or of Trustor's rights under this Deed of Trust and the Note and no delegation of Trustor's obligations under this Deed of Trust or any other Trustor's Obligations shall release Trustor from liability for any Trustor's Obligations unless: [i] Beneficiary and such transferee or delegee agree in writing that such transferee or delegee is satisfactory to Beneficiary and that such transferee or delegee shall perform Trustor's Obligations and pay such interest thereon as Beneficiary may request, and [ii] Beneficiary delivers to Trustor a written release.
                         ARTICLE 5:     LEASES AND RENTS
5.1     Assignment  of  Rents.  Trustor  hereby  authorizes  Beneficiary  or
        ---------------------
Beneficiary's  agents to collect the Rents and hereby directs each tenant of the
        -
Property to pay the Rents to Beneficiary or Beneficiary's agents; provided, however, that prior to the occurrence and continuance of an Event of Default under this Deed of Trust, Trustor shall collect and receive all Rents as trustee for the benefit of Beneficiary and Trustor, shall apply the Rents so collected to the amount then due and payable under this Deed of Trust with a balance, so long as no Event of Default has occurred and is continuing, to the account of
Trustor, it being intended by Trustor and Beneficiary that this assignment of Rents constitutes an absolute assignment and not an assignment for additional security only. Upon the occurrence of an Event of Default and during the continuance and without the necessity of Beneficiary entering upon and taking and maintaining full control of the Property in person, by agent or by a receiver, Beneficiary shall immediately be entitled to possession of all Rents as the same become due and payable, including but not limited to, Rents then due and unpaid, and all such Rents shall immediately upon delivery be held by Trustor as trustee for the benefit of Beneficiary only. Trustor agrees that after an Event of Default has occurred, each tenant of the Property shall pay such Rents to Beneficiary or Beneficiary's agent on Beneficiary's written demand to each tenant therefor, delivered to each tenant personally or by mail, without any liability on the part of said tenant to inquire further as to the existence of a default by Trustor. Trustor hereby covenants that Trustor has not executed any prior assignment of Rents, that Trustor has not performed, and will not perform any acts which would prevent Beneficiary from exercising its rights under this section. Trustor covenants that Trustor will not hereafter collect or accept payment of any Rents more than one month prior to the due dates of such Rents nor (excepting payment of arrears) in an amount referable to a period exceeding one month. Trustor further covenants that Trustor will execute and deliver to Beneficiary such further assignments of Rents as Beneficiary may from time to time request.
5.2     Compliance  with Leases.  Trustor shall comply with all Leases and shall
        -----------------------
notify Beneficiary if Trustor is unable to do so or determines that it will be unable to do so for any significant terms. Beneficiary may do whatever it determines is necessary to insure that all Leases continue in effect whenever Beneficiary determines that Trustor is or may be unable to perform any significant term of the Leases.
5.3     Modification  of  Leases.  Trustor shall not materially amend, modify or
        ------------------------
cancel the Master Lease nor significantly change the terms of any other Lease and shall not materially reduce any rent (other than rent payable by Trustor under the Master Lease) without the prior written consent of Beneficiary. Without limiting the foregoing, if a petition in bankruptcy is filed by or against Landlord and the Master Lease is rejected by Landlord pursuant to such bankruptcy proceeding, Trustor shall have no right to treat the Master Lease as terminated pursuant to such rejection without the prior written consent of Lender.
5.4     No  Delegation  of  Trustor's  Duties  and  Indemnity.  Trustor does not
        -----------------------------------------------------
hereby delegate to Beneficiary Trustor's duties under the Leases and Beneficiary shall not be obligated to discharge such duties. Trustor shall indemnify Beneficiary and hold it harmless from all claims, regardless of merit, in any way arising out of the Leases and the assignment to Beneficiary of the Leases and Rents and any expenses related to such claims, including, without limitation, reasonable attorneys' fees. Trustor shall reimburse Beneficiary for any claims paid or reasonable expenses incurred by Beneficiary which fall within the preceding indemnity immediately upon demand.
5.5     Subordination  of  Leases.  All  Leases  and  the  rights  of  tenants
        -------------------------
thereunder  shall  be  subordinate  to the lien of this Deed of Trust and to all
        -
terms, conditions and provisions hereof, and to any renewal, consolidation, extension, modification or replacement hereof, and every Lease shall provide for such subordination therein.
5.6     Attornment.  The  tenant  of any Lease shall attorn to anyone, including
        ----------
Beneficiary, who acquires the lessor's interest in the Lease and the Property ("Purchaser"), whether by foreclosure sale or otherwise. The tenant's attornment shall be effective immediately upon the Purchaser's succession to the lessor's interest and the Lease shall continue in effect between Purchaser as lessor and the tenant without any further act of Purchaser, Beneficiary or the tenant. Purchaser shall have no liability for any act, omission or obligation of the previous lessor. Except as otherwise set forth in the Master Lease, every Lease shall provide for such attornment therein.
5.7     Notice  of  Lease  Default.  If at any time Trustor receives notice of a
        --------------------------
default, breach, termination or claim of eviction (actual or constructive) from Landlord under the Master Lease or from any tenant under any other Lease, Trustor shall deliver a copy of such notice to Lender within two business days after Trustor's receipt of such notice; provided, however, this 5.7 shall not apply  at  any  time  that  Lender  and  Landlord  are  the  same  party.
                ARTICLE 6:     DEFAULT, ACCELERATION AND REMEDIES
6.1     Event of Default.  The occurrence of any Event of Default under the Loan
        ----------------
Agreement  shall  constitute  an  Event  of  Default  under  this Deed of Trust.
6.2     Rights and Remedies Upon Default.  Whenever any Event of Default occurs,
        --------------------------------
Beneficiary may at Beneficiary's option, and by or through Trustee (where appropriate), by Beneficiary itself or otherwise, take any one or more of the following remedial steps concurrently or successively in addition to any other remedies under the Loan Documents, at law or in equity, to the extent permitted by applicable law.
6.2.1 The Secured Obligations shall be immediately due and payable, without presentment of any kind, demand, notice of dishonor, protest, notice of default, notice of intention to accelerate maturity, notice of acceleration of maturity or other notice of any kind, all of which Trustor hereby waives.
6.2.2 Beneficiary may enter and take possession of the Real Property without terminating this Deed of Trust, and complete construction of the Improvements (or any part thereof) and perform the obligations of Trustor under the Loan Documents.
6.2.3 To the extent permitted by law and in accordance with all applicable law, Beneficiary may exercise its power of sale.
6.2.4 Beneficiary (or Trustee where appropriate) may foreclose this Deed of Trust or accept delivery of a deed in lieu of foreclosure. In any foreclosure or sale, Beneficiary shall be under no obligation either to marshal any assets of the Trustor or to marshal any portions of the Property.
6.2.5 Beneficiary may sue Trustor directly to collect any monies then due and may take any action at law or equity (including bringing an action for a mandatory injunction, restraining order or specific performance) to enforce performance of Trustor's Obligations.
6.2.6 For any security in which no interest arises under real estate law, Beneficiary may exercise its rights as a secured party under Article 9. Trustor agrees that a commercially reasonable manner of disposition of the Property subject to security interests under Article 9 shall include, without limitation and at the option of Beneficiary, the sale of the Property in whole or in part, concurrently with the foreclosure sale of the Property in accordance with the provisions of this Deed of Trust.
6.2.7     Beneficiary  may  terminate  its obligation to disburse loan proceeds.
6.2.8 Beneficiary may, and is hereby authorized by Trustor, at any time or from time to time, to the fullest extent permitted by law, without advance notice to Trustor (any such notice being expressly waived by Trustor) to set-off and apply any and all sums held by Beneficiary, any indebtedness of Beneficiary to Trustor, any and all claims by Trustor against Beneficiary, against any obligations of Trustor hereunder, and against claims by Beneficiary against Trustor, whether or not such obligations or claims of Trustor are matured and whether or not Beneficiary has exercised any other remedies hereunder.
6.2.9 In any action or proceeding to foreclose this Deed of Trust, or upon actual or threatened waste to any part of the Property, Beneficiary may apply, without notice to Trustor, for the appointment of a receiver ("Receiver") of the business conducted by Trustor on the Real Property. Unless prohibited by law, such appointment may be made either before or after sale, without notice, without regard to the solvency or insolvency of Trustor at the time of application for such Receiver and without regard to the then value of the Property, and Beneficiary may be appointed as Receiver. The Receiver shall have the power to collect the rents, issues and profits of the business conducted by Trustor on the Real Property during the pendency of the foreclosure and, in case of a sale and deficiency during the full statutory period of redemption, whether there be redemption or not, as well as during any future times, if any, when Trustor, except for the intervention of such Receiver, would be entitled to collect such rents, issues and profits, and all other powers which may be necessary or are usual in such cases for the protection, possession, control, management and operation of the business conducted by Trustor on the Real Property during the whole of said proceeding. All sums of money received by the Receiver from such rents and income, after deducting therefrom the reasonable charges and expenses paid or incurred in connection with the collection and disbursement thereof, shall be applied to the payment of the Secured Obligations or applied to remedy any default hereunder as Beneficiary may direct. Trustor, if requested to do so, will consent to the appointment of any such Receiver as aforesaid.
6.2.10 Beneficiary may obtain control over and collect all accounts, contract rights, instruments, documents, or chattel paper of Trustor now owned or existing or hereafter arising or acquired (the "Receivables") and apply the proceeds of the collections to satisfaction of the Secured Obligations unless prohibited by law. Trustor appoints Beneficiary or its designee as attorney for Trustor with powers [i] to receive, to indorse, to sign and/or to deliver, in Trustor's name or Beneficiary's name, any and all checks, drafts, and other instruments for the payment of money relating to the Receivables, and to waive demand, presentment, notice of dishonor, protest, and any other notice with respect to any such instrument; [ii] to sign Trustor's name on any invoice or bill of lading relating to any Receivable, drafts against account debtors, assignments and verifications of Receivables, and notices to account debtors; [iii] to send verifications of Receivables to any account debtor; and [iv] to do all other acts and things necessary to carry out this Deed of Trust. Beneficiary shall not be liable for any omissions, commis-sions, errors of judgment, or mistakes in fact or law made in the exercise of any such powers. At Beneficiary's option, Trustor shall [i] provide Beneficiary a full accounting of all amounts received on account of Receivables with such frequency and in such form as Beneficiary may require, either with or without applying all collections on Receivables in payment of Trustor's Obligations secured hereby or [ii] deliver to Beneficiary on the day of receipt all such collections in the form received and duly indorsed by Trustor. At Beneficiary's request, Trustor shall institute any action or enter into any settlement determined by Beneficiary to be necessary to obtain recovery or redress from any account debtor in default of Receivables. Beneficiary may give notice of its security interest in the Receivables to any or all account debtors with instructions to make all payments on Receivables directly to Beneficiary, thereby terminating Trustor's authority to collect Receivables. After terminating Trustor's authority to enforce or collect Receivables, Beneficiary shall have the right to take possession of any or all Receivables and records thereof and is hereby authorized to do so, and only Beneficiary shall have the right to collect and enforce the Receivables. Prior to the occurrence of an Event of Default, at Trustor's cost and expense, but on behalf of Beneficiary and for Beneficiary's account, Trustor shall collect or otherwise enforce all amounts unpaid on Receivables and hold all such collections in trust for Beneficiary, but Trustor may commingle such collections with Trustor's own funds, until Trustor's authority to do so has been terminated, which may be done only after an Event of Default. Notwithstanding any other provision hereof, Beneficiary does not assume any of Trustor's obligations under any Receivable, and Beneficiary shall not be responsible in any way for the performance of any of the terms and conditions thereof by Trustor.
6.2.11 Beneficiary may take any other action which Beneficiary is entitled to take under any law, equity, or the Loan Documents.
6.2.12 Beneficiary may, at its option, but without any obligation so to do, and without waiving or releasing Trustor from any of the agreements and covenants in the Loan Documents, pay any sum or perform any act or take such action as Beneficiary may deem necessary or desirable in order to protect the lien of this Deed of Trust, the Property or otherwise in the sole discretion of Beneficiary. Trustor hereby grants to Beneficiary, and agrees that Beneficiary shall have, after the occurrence of one or more Events of Default, the absolute and immediate right to enter in and upon the Real Property or any part thereof to such extent and as often as Beneficiary, in its sole discretion, deems necessary or desirable for such purpose. Beneficiary may pay and expend such sums of money as it may, in its sole discretion, deem necessary for the purposes stated herein. Trustor hereby agrees to pay to Beneficiary, on demand, all such sums so paid or expended by Beneficiary, together with interest thereon from the date of each such payment or expenditure at the default rate specified in the Note.
If  the  Property  is  located in Illinois, the following provision shall apply:
COLLATERAL PROTECTION ACT NOTICE. UNLESS MORTGAGOR PROVIDES MORTGAGEE WITH EVIDENCE OF THE INSURANCE REQUIRED BY THIS DEED OF TRUST OR ANY OTHER LOAN DOCUMENT, MORTGAGEE MAY PURCHASE INSURANCE AT MORTGAGOR'S EXPENSE TO PROTECT MORTGAGEE'S INTEREST IN THE REAL PROPERTY OR ANY OTHER COLLATERAL FOR THE
INDEBTEDNESS SECURED HEREBY. THIS INSURANCE MAY, BUT NEED NOT, PROTECT MORTGAGOR'S INTERESTS. THE COVERAGE MORTGAGEE PURCHASES MAY NOT PAY ANY CLAIM THAT MORTGAGOR MAKES OR ANY CLAIM THAT IS MADE AGAINST MORTGAGOR IN CONNECTION
WITH THE REAL PROPERTY OR ANY OTHER COLLATERAL FOR THE INDEBTEDNESS SECURED HEREBY. MORTGAGOR MAY LATER CANCEL ANY INSURANCE PURCHASED BY MORTGAGEE, BUT ONLY AFTER PROVIDING MORTGAGEE WITH EVIDENCE THAT MORTGAGOR HAS OBTAINED INSURANCE AS REQUIRED UNDER THIS DEED OF TRUST OR ANY OTHER LOAN DOCUMENT. IF MORTGAGEE PURCHASES INSURANCE FOR THE REAL PROPERTY OR ANY OTHER COLLATERAL FOR THE INDEBTEDNESS SECURED HEREBY, MORTGAGOR SHALL BE RESPONSIBLE FOR THE COSTS OF THAT INSURANCE, INCLUDING INTEREST AND ANY OTHER CHARGES THAT MORTGAGEE MAY LAWFULLY IMPOSE IN CONNECTION WITH THE PLACEMENT OF THE INSURANCE, UNTIL THE EFFECTIVE DATE OF THE CANCELLATION OR EXPIRATION OF THE INSURANCE. THE COSTS OF THE INSURANCE MAY BE ADDED TO THE INDEBTEDNESS SECURED HEREBY. THE COSTS OF THE INSURANCE MAY BE MORE THAN THE COST OF INSURANCE THAT MORTGAGOR MAY BE ABLE TO OBTAIN ON ITS OWN.
If  the  Real  Property  to  be encumbered is located in the State of Texas, the
following  provision  shall  be  applicable,  in  lieu  of   6.2.3  and  6.3.5:
TRUSTEE IS HEREBY AUTHORIZED, UPON THE REQUEST OF BENEFICIARY, TO SELL THE PROPERTY, OR ANY PART THEREOF, AT PUBLIC AUCTION TO THE HIGHEST BIDDER FOR CASH, WITH OR WITHOUT HAVING TAKEN POSSESSION OF SAME. ANY SUCH SALE (INCLUDING NOTICE HEREOF) SHALL COMPLY WITH THE APPLICABLE REQUIREMENTS, AT THE TIME OF THE SALE, OF 51.002 OF THE TEXAS PROPERTY CODE OR, IF AND TO THE EXTENT SUCH STATUTE IS NOT THEN IN FORCE, WITH THE APPLICABLE REQUIREMENTS, AT THE TIME OF THE SALE, OF THE SUCCESSOR STATUTE OR STATUTES, IF ANY, GOVERNING SALES OF TEXAS REAL PROPERTY UNDER POWERS OF SALE CONFERRED BY DEEDS OF TRUST. AT ANY JUDICIAL OR OTHER SALE OF THE PROPERTY, THE PURCHASE PRICE PAID FOR THE PROPERTY BY BENEFICIARY OR ANY OTHER PURCHASER SHALL BE CONCLUSIVE EVIDENCE OF THE FAIR MARKET VALUE OF THE PROPERTY AND BENEFICIARY SHALL HAVE AN ABSOLUTE RIGHT TO OBTAIN A DEFICIENCY JUDGMENT OF ALL AMOUNTS DUE UNDER THE SECURED OBLIGATIONS IN EXCESS OF THE AMOUNT OF SUCH PURCHASE PRICE. TRUSTOR WAIVES THE RIGHT TO CONTEST THE FAIR MARKET VALUE OF THE PROPERTY UNDER ANY APPLICABLE LAW, THROUGH APPRAISALS OR OTHERWISE.
If the Real Property to be encumbered is located in the State of Washington, the
following  provision  shall  be  applicable,  in  lieu  of   6.2.3  and  6.3.5:
"If an Event of Default occurs and the Beneficiary so requests, Trustee shall sell the Property in accordance with the Deed of Trust Act of the State of Washington (Chapter 61.24 RCW as existing now or amended hereafter) at public auction to the highest bidder. Any person except Trustee may bid at the Trustee's sale. Trustee shall apply the proceeds of the sale as follows: (i) to the expenses of the sale, including Trustee's fees and attorney fees, (ii) to all the indebtedness evidenced by the Note and all other indebtedness secured by this Deed of Trust or any other loan document, (iii) the surplus, if any, shall be distributed in accordance with the Deed of Trust Act. Trustee shall deliver to the purchaser at the sale its deed, without warranty, which shall convey to the purchaser the interest in the Property which Trustor had or had the power to convey at the time of its execution of this Deed of Trust and such as it may have acquired thereafter. Trustee's deed shall recite the facts showing that the sale was conducted in compliance with all the requirements of the law and this Deed of Trust, which recital shall be prima facie evidence of such compliance and conclusive evidence thereof in favor of bona fide purchasers and encumbrancers for value. The power of sale conferred by this Deed of Trust and by the Deed of Trust Act of the State of Washington is not an exclusive remedy, and when not exercised Beneficiary may foreclose this Deed of Trust as a mortgage."
6.3     Sale  of  Property.  The  following  provisions apply to any sale of the
        ------------------
Property  pursuant  to  this  Article  6 or pursuant to any judicial proceeding.
6.3.1     Receipt  Sufficient Discharge for Purchaser.  The receipt of the court
          -------------------------------------------
officer or other person conducting any such sale for the purchase money paid at any such sale shall be sufficient discharge thereof to any purchaser of the Property, or any part thereof, sold as aforesaid. No such purchaser or his representatives, grantees or assigns, after paying such purchase money and receiving such receipt, shall be bound to see to the application of such purchase money upon or for purpose of this Deed of Trust, or shall be answerable in any matter whatsoever for any loss, misapplication or non-application of any such purchase money or any part thereof, nor shall any such purchaser be bound to inquire as to the necessity or expediency of any such sale.
6.3.2     Beneficiary's  Purchase of Property.  Beneficiary or any holder of the
          -----------------------------------
Note may bid for and purchase the Property being sold, and upon compliance with the terms of sale, Beneficiary or any holder of the Note may hold, retain, possess and dispose of such Property in its own absolute right without further accountability.
6.3.3     Application of Proceeds of Sale.  Unless Beneficiary elects otherwise,
          -------------------------------
the purchase money or proceeds of any such sale shall be applied: first, to all charges, expenses and fees payable by Trustor under the Loan Documents, including all attorney's fees, Receiver's fees and other costs and expenses incurred by Beneficiary, with interest thereon at the default rate specified in the Note; second, to all unpaid interest accrued on any of the Secured Obligations; third, to the principal amount outstanding of the Secured Obligations; and the balance, if any, to Trustor.
6.3.4     No  Defense;  Waiver.  Failure to join or to provide notice to tenants
          --------------------
under any Leases as defendants in any foreclosure action or suit shall not [i] constitute a defense to such foreclosure; [ii] preclude Beneficiary from obtaining a deficiency judgment or otherwise reduce or diminish the amount of any such judgment in any manner whatsoever; or [iii] give rise to any claims by Trustor, or any person claiming through or under Trustor, against Beneficiary. Upon the request of Beneficiary and to the extent permitted by applicable law and not prohibited by applicable law, Trustor shall execute and file with the clerk of the court a legally sufficient waiver of any statutory waiting period with respect to the execution of a judgment obtained by Beneficiary in connection with any foreclosure proceedings. The obligations of Trustor to so execute and file such waiver shall survive the termination of this Deed of Trust.
6.3.5     Value of Property.  At any judicial or other sale of the Property, the
          -----------------
purchase price paid for the Property by Beneficiary or any other purchaser shall be conclusive evidence of the fair market value of the Property and Beneficiary shall have an absolute right to obtain a deficiency judgment of all amounts due under the Secured Obligations in excess of the amount of such purchase price. Trustor waives the right to contest the fair market value of the Property under any applicable law, through appraisals or otherwise.
                          ARTICLE 7:     MISCELLANEOUS
7.1     Advances  by  Beneficiary.  At any time and from time to time during the
        -------------------------
term of this Deed of Trust, Beneficiary may incur and/or pay and/or advance costs or expenses: [i] incurred or advanced by Beneficiary which Beneficiary is authorized or has the right (but not necessarily the obligation) to incur or may incur under any term of any Loan Document or any law; [ii] of whatever nature incurred or advanced by Beneficiary in exercising any right or remedy provided by any term of any Loan Document or in taking any action which Beneficiary is authorized to take by any term of any Loan Document; [iii] required to be paid by Trustor by any term of any Loan Document, but which Trustor fails to pay upon demand; or [iv] any and all costs and expenses from which Trustor is required to hold Beneficiary harmless by any term of any Loan Document, but from which Trustor fails to hold Beneficiary harmless. Any reasonable costs, expenses, or advances incurred or paid by Beneficiary shall become part of the loan and, upon demand, shall be paid to Beneficiary together with interest thereon at the default rate specified in the Note from the date of disbursement by Beneficiary. Payment of such costs, expenses, or advances shall be secured by this Deed of Trust.
7.2     Power  of  Attorney.  Except as otherwise set forth in the Master Lease,
        -------------------
Trustor hereby irrevocably and unconditionally appoints Beneficiary, or Beneficiary's authorized officer, agent, employee or designee, as Trustor's true and lawful attorney-in-fact, to act for Trustor in Trustor's name, place, and stead, to execute, deliver and file [i] all applications and any and all other necessary documents and instruments in order to convey the Property in fee simple to any purchaser upon foreclosure sale of the Property (except if the real property is located in California, Mississippi, Arizona, Idaho, Maryland, Oregon, Texas, Washington or Virginia, Trustor appoints only the respective Trustee, his successors and assigns, to convey the Property in fee simple to any purchaser upon a foreclosure sale of the Property), to effect the issuance, transfer, reinstatement, renewal and/or extension of any and all certificates of need, licenses, and other governmental authorizations issued to Trustor in connection with Trustor's operation of the Property to permit any transferee to operate the Property under such governmental authorizations; [ii] financing statements and continuation statements with such filing offices as Beneficiary deems necessary or desirable to further evidence and perfect Beneficiary's security interest in the personal property collateral granted pursuant to this Deed of Trust Instrument; and [iii] to do any and all other acts incidental to any of the foregoing. Trustor irrevocably and unconditionally grants to Beneficiary as its attorney-in-fact full power and authority to do and perform every act necessary and proper to be done in the exercise of any of the foregoing powers as fully as Trustor might or could do if personally present or acting, with full power of substitution, hereby ratifying and confirming all that said attorney shall lawfully do or cause to be done by virtue hereof. This power of attorney is coupled with an interest and is irrevocable prior to the full performance of Trustor's Obligations. Except in the case of an emergency, Beneficiary shall give Trustor three business days prior written notice before acting on behalf of Trustor pursuant to this power of attorney.
7.3     Attorney's  Fees  and  Expenses.  Trustor shall pay all reasonable costs
        -------------------------------
and expenses incurred by Beneficiary in administering the Secured Obligations and all collateral for the Secured Obligations, enforcing or preserving Beneficiary's rights under the Note, Loan Agreement, this Deed of Trust, any guaranty of Trustor's Obligations, and all other Loan Documents, and in all matters of collection, whether or not an Event of Default has actually occurred or has been declared and thereafter cured, including but not limited to, [i] the fees, expenses, and costs of any litigation, receivership, administrative, bankruptcy, insolvency or other similar proceeding; [ii] attorney and paralegal fees and disbursements; [iii] the expenses of Beneficiary and its employees, agents, attorneys, and witnesses in preparing for litigation, administrative, bankruptcy, insolvency or other proceedings and for lodging, travel and attendance at meetings, hearings, depositions, and trials in connection therewith; [iv] court costs; and [v] consulting and witness fees and expenses incurred by Beneficiary in connection with any such proceedings. All such costs, charges and fees as incurred shall be deemed to be secured by this Deed of Trust and collectible out of the proceeds of this Deed of Trust in any manner permitted by law or by this Deed of Trust.
7.4     Construction  of  Rights  and Remedies and Waiver of Notice and Consent.
        -----------------------------------------------------------------------
7.4.1 The provisions of this part 7.4 shall apply to all rights and remedies provided by this Deed of Trust or any Loan Document or by law or equity.
7.4.2     Waiver of Notices and Consent to Remedies.  Unless otherwise expressly
          ------------------------------------------
provided herein or in the other Loan Documents, any right or remedy may be pursued without notice to or further consent of Trustor, both of which Trustor waives.
7.4.3 Each right or remedy under the Loan Documents is distinct from but cumulative to each other right or remedy and may be exercised independently of, concurrently with, or successively to any other rights and remedies.
7.4.4 No extension of time for or modification of amortization of the loan shall release the liability or bar the availability of any right or remedy against Trustor or any successor in interest, and Beneficiary shall not be required to commence proceedings against Trustor or any successor or to extend time for payment or otherwise to modify amortization of the loan secured by this Deed of Trust by reason of any demand by Trustor or any successor.
7.4.5 Beneficiary has the right to proceed at its election against all security or against any item or items of such security from time to time, and no action against any item or items of security shall bar subsequent actions against any item or items of security.
7.4.6 No forbearance in exercising any right or remedy shall operate as a waiver thereof; no forbearance in exercising any right or remedy on any one or more occasion shall operate as a waiver thereof on any further occasion; and no single or partial exercise of any right or remedy shall preclude any other exercise thereof or the exercise of any other right or remedy.
7.4.7 Failure by Beneficiary to insist upon the strict performance of any of the covenants and agreements herein set forth or to exercise any rights or remedies upon default by Trustor hereunder shall not be considered or taken as a waiver or relinquishment for the future of the right to insist upon and to enforce by mandamus or other appropriate legal or equitable remedy strict compliance by Trustor with all of the covenants and conditions hereof, or of the rights to exercise any such rights or remedies, if such default by Trustor is continued or repeated, or of the right to recover possession of the Property by reason thereof. To the extent permitted by law, any two or more of such rights or remedies may be exercised at the same time.
7.4.8     If  any  covenant  or  agreement  contained  in  any  Loan Document is breached by Trustor and thereafter waived by Beneficiary, such waiver shall be limited to the particular breach so waived and shall not be deemed to waive any other breach hereunder. No waiver shall be binding unless it is in writing and signed by Beneficiary. No course of dealing between Beneficiary and Trustor, nor any delay or omission on the part of Beneficiary in exercising any rights under any of the Loan Documents, shall operate as a waiver.
7.4.9 Pursuant to this Deed of Trust, Trustor has granted to Beneficiary a security interest in the personal property and Fixtures comprising a part of the Property to further secure the Secured Obligations. Trustor hereby authorizes Beneficiary to file financing and continuation statements with respect to such collateral (including Fixtures) in which Trustor has an interest, without the signature of Trustor whenever lawful, and upon request, Trustor shall promptly execute financing and continuation statements in form satisfactory to Beneficiary to perfect and maintain perfected Beneficiary's security interest in such collateral, and shall pay all filing fees in connection therewith. If Trustor fails to execute any such statement pursuant to Beneficiary's request, Beneficiary may execute such statement as Trustor's attorney-in-fact pursuant to the power of attorney made by Trustor under 7.2 hereof. In the event of the occurrence of one or more Events of Default, Beneficiary, pursuant to the applicable provision of Article 9, shall have the option of proceeding as to both real and personal property in accordance with its rights and remedies in respect of the Property, in which event the default provisions of Article 9 shall not apply. The parties agree that in the event Beneficiary elects to proceed with respect to collateral constituting personal property or Fixtures separately from the other Property, the giving of five days' notice by Beneficiary, sent by an overnight mail service, postage prepaid, to Trustor at its address referred to in the introductory paragraph herein, designating the place and time of any public sale or the time after which any private sale or other intended disposition of such collateral is to be made, shall be deemed to be reasonable notice thereof and Trustor waives any other notice with respect thereto.
7.4.10 Trustor and any other person now or hereafter obligated for the payment or performance of all or any part of the Note shall not be released from paying and performing under the Note, and the lien of this Deed of Trust shall not be affected by reason of [i] the failure of Beneficiary to comply with any request of Trustor (or of any other person so obligated), to take action to foreclose this Deed of Trust or otherwise enforce any of the provisions of this Deed of Trust or of any of the Secured Obligations, or [ii] the release, regardless of consideration, of the obligations of any person liable for payment or performance of the Note, or any part thereof, or [iii] any agreement or stipulation extending the time of payment or modifying the terms of the Note, and in the event of such agreement or stipulation, Trustor and all such other persons shall continue to be liable under such documents, as amended by such agreement or stipulation, unless expressly released and discharged in writing by Beneficiary.
7.4.11 Trustor, for itself and its successors and assigns, hereby irrevocably waives and releases, to the extent permitted by law, and whether now or hereafter in force, [i] the benefit of any and all valuation and appraisement laws, [ii] any right of redemption after the date of any sale of the Property upon foreclosure, whether statutory or otherwise, in respect of the Property, [iii] any applicable homestead or dower laws, [iv] all exemption laws whatsoever and all moratoriums, extensions or stay laws or rules, or orders of court in the nature of any one or more of them, and [v] if the Real Property encumbered by this instrument is located in Mississippi, the provisions of Mississippi Code of 1972, as amended, 89-1-55.
7.4.12 Nothing contained in any of the Loan Documents shall constitute any consent or request by Beneficiary, express or implied, for the performance of any labor or services or the furnishing of any materials or other property in respect of the Property or any part thereof, or be construed to permit the making of any claim against Beneficiary in respect of labor or services or the furnishing of any materials or other property or any claim that any lien based on the performance of such labor or services or the furnishing of any such materials  or  other  property  is  prior  to  the  lien  of this Deed of Trust.
7.5     Notices.  All  notices,  demands,  requests,  and  consents (hereinafter
        -------
"notices") given pursuant to the terms of this Deed of Trust shall be in writing, shall be addressed to the addresses set forth in the introductory paragraph of this Deed of Trust and shall be served by [i] personal delivery; [ii] United States mail, postage prepaid; or [iii] nationally recognized overnight courier. All notices shall be deemed to be given upon the earlier of actual receipt or three days after mailing or one business day after deposit with the overnight courier. Any notices meeting the requirements of this section shall be effective, regardless of whether or not actually received. Beneficiary and Trustor may change their notice address at any time by giving the other party written notice of such change.
7.6     Amendment.  This  Deed  of Trust may only be amended by a writing signed
        ---------
by Beneficiary and Trustor. All references to this Deed of Trust, whether in this Deed of Trust or in any other document or instrument, shall be deemed to incorporate all amendments, modifications and renewals of this Deed of Trust made  after  the  Effective  Date.
7.7     Waivers  Relating  to  Financing.
        --------------------------------
7.7.1 Trustor [i] acknowledges that Beneficiary would not have extended to Trustor the credit giving rise to Secured Obligations (the "Credit") and will not continue to extend Credit to Trustor but for this Deed of Trust; [ii] warrants that Trustor has given this Deed of Trust to induce Beneficiary to extend and to continue to extend Credit to Trustor; [iii] agrees that
Beneficiary may rely on this Deed of Trust in extending future Credit to Trustor; [iv] warrants that Trustor has received good and valuable consideration for this Deed of Trust; [v] waives acceptance of this Deed of Trust; [vi] warrants that Trustor has not given this Deed of Trust in reliance upon the existence of any other security for or guaranty of the Secured Obligations or anyone liable for performing the Secured Obligations (collectively the "Security"); [vii] acknowledges receipt of notice of all Credit extended before this date; [viii] waives notice of any Credit extended after this date; and [ix] waives protest and any other notice of failure to pay any Credit or to perform any agreement relating to any Credit or security for or guaranty of the Secured Obligations.
7.7.2 Trustor [i] warrants that Trustor has not relied on any information about the Security, any mortgagor, or the Credit provided directly or indirectly by Beneficiary; [ii] warrants that Trustor is familiar with the Security; [iii] warrants that Trustor has had ample opportunity to investigate the Security, and the effect that the Credit will have; [iv] warrants that Trustor has been provided all information concerning the Security that Trustor has requested; [v] warrants that Trustor has had adequate opportunity to seek and evaluate professional advice concerning the Security, and this Deed of Trust from advisors of Trustor's choosing, including financial and legal advice; [vi] agrees that Trustor shall not rely on any information provided by Beneficiary about the Security, including any other mortgagor; [vii] shall continue to investigate and evaluate the Security independently throughout the term of this Deed of Trust; and [viii] acknowledges that Beneficiary has no obligation to provide  Trustor  any  information  about  the  Security.
7.7.3 Without notice to or consent of Trustor, Beneficiary may do or refrain from doing anything affecting any Credit or any Security including the following: [i] granting or not granting any indulgences to anyone liable for payment of any Credit or any Security; [ii] failing to get or to perfect any Security; [iii] failing to get an enforceable agreement to repay any Credit; [iv] releasing any Security or anyone or any property from liability for payment of any Credit; [v] changing any agreement relating to any Credit or any Security; [vi] extending the time for payment of any Credit including extending the time beyond the term of the notes or other documents evidencing the Secured Obligations; or [vii] delaying in enforcing or failing to enforce any rights to payment of any Credit or rights against any Security.
7.7.4 Trustor's obligations under this Deed of Trust shall not be affected by [i] any default in any document concerning any Secured Obligations or Security when accepted by Beneficiary or arising anytime thereafter; [ii] the unenforceability of or defect in any Security or document relating to any Secured Obligations; [iii] any decline in the value of any Security; or, [iv] the death, incompetence, insolvency, dissolution, liquidation, or winding up of affairs of Trustor, or anyone liable for any Security or any Secured Obligations or the start of insolvency proceedings by or against any such person or entity.
7.7.5     WAIVER  OF SURETY'S DEFENSES.  TRUSTOR WAIVES ALL SURETYSHIP AND OTHER
          ----------------------------
SIMILAR  DEFENSES.
                          ARTICLE 8:     INTERPRETATION
8.1     Captions.  The captions and headings contained in this Deed of Trust are
        --------
for convenient reference only and are not to be used to interpret or define the provisions hereof.
8.2     Severability.  If any provision of this Deed of Trust or the application
        ------------
thereof  to  any  party  or circumstance shall, to any extent, be adjudged to be invalid or unenforceable, the remainder of this Deed of Trust and the application of any such provision to other parties or circumstances shall not be affected thereby, and each provision of this Deed of Trust shall be valid and enforceable to the fullest extent permitted by law.
8.3     Governing Law.  This Deed of Trust and the rights and obligations of the
        -------------
parties hereunder shall be governed by and construed and interpreted in accordance with the laws of the state where the Real Property is located.
8.4     Survival.  All  agreements, representations, and warranties contained in
        --------
this Deed of Trust shall survive the execution and delivery of this Deed of Trust, and shall be deemed to be effective continuously throughout the term of this Deed of Trust Instrument.
                           ARTICLE 9:     CONSTRUCTION
9.1     No  Liability  for  Beneficiary.  Trustor hereby acknowledges and agrees
        -------------------------------
that the undertaking of Beneficiary under this Deed of Trust is limited as follows:
(a) Beneficiary is not and will not be in any way the agent for or trustee of Trustor. Beneficiary does not intend to act in any way for or on behalf of Trustor in disbursing the proceeds under the Loan Agreement. Beneficiary's purpose in making the requirements set forth herein and in the Loan Agreement is to protect the validity and priority of this Deed of Trust and the value of its security.
(b) This Deed of Trust is not to be construed by Trustor or anyone furnishing labor, materials, or any other work or product for improving the Property as an agreement by Beneficiary to assure that anyone will be paid for furnishing such labor, materials, or any other work or product. Trustor is and shall be solely responsible for such payments.
9.2     Conflict  with Master Lease.  For so long as Emeritus Corporation is the
        ---------------------------
tenant under the Master Lease, if there is any conflict between the terms and conditions set forth herein and the Master Lease, the terms of the Master Lease shall govern.
          NOW, THEREFORE, if Trustor shall pay Trustor's Obligations in full and shall fully comply with this Deed of Trust, then this Deed of Trust and the estate hereby granted shall cease, and Beneficiary shall thereupon release this Deed of Trust at the cost and expense of Trustor (all claims for statutory penalties, in case of Beneficiary's failure to release, being hereby waived); otherwise, this Deed of Trust shall remain in full force and effect.
            [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]
hcri\emeritus-ml\deed  of  trust\DeedTrust-Amend     S-1     9/29/03
WAIVER OF APPRAISAL RIGHTS.  THE LAWS OF SOUTH CAROLINA PROVIDE THAT IN ANY REAL
---------------------------
ESTATE FORECLOSURE PROCEEDING A DEFENDANT AGAINST WHOM A PERSONAL JUDGMENT IS TAKEN OR ASKED MAY WITHIN 30 DAYS AFTER THE SALE OF THE MORTGAGED PROPERTY APPLY TO THE COURT FOR AN ORDER OF APPRAISAL. THE STATUTORY APPRAISAL VALUE APPROVED BY THE COURT WOULD BE SUBSTITUTED FOR THE HIGH BID AND MAY DECREASE THE AMOUNT
OF ANY DEFICIENCY OWING IN CONNECTION WITH THE TRANSACTION. THE UNDERSIGNED HEREBY WAIVES AND RELINQUISHES THE STATUTORY APPRAISAL RIGHTS WHICH MEANS THE HIGH BID AT THE JUDICIAL FORECLOSURE SALE WILL BE APPLIED TO THE DEBT REGARDLESS OF ANY APPRAISED VALUE OF THE PROPERTY.
          IN WITNESS WHEREOF, this Deed of Trust has been duly executed as of (but not necessarily on) the Effective Date.
Signed  and  acknowledged  in  the  present  of:     EMERITUS  CORPORATION

Signature          By:  William  M.  Shorten
Print  Name
     Title:  Director  of  Real  Estate  Finance

Signature
Print  Name


STATE  OF  WASHINGTON     )
     )  SS:
COUNTY  OF  KING     )

          The foregoing instrument was executed and acknowledged before me this ___ day of September, 2003 by _________________________, the
_________________________ of Emeritus Corporation, a Washington corporation, on behalf of the corporation.


     Notary  Public

My  Commission  Expires:          [SEAL]
hcri\emeritus-ml\deed  of  trust\DeedTrust-Amend          9/29/03
                        EXHIBIT A:  FACILITY INFORMATION

        FACILITY NAME     STREET ADDRESS     FACILITY TYPE (PER LICENSE)
                   LICENSED OPERATOR     COUNTY     BEDS/UNITS
                   -----------------     ------     ----------
NorthBay  at  Rancho  Solano
(to  be  renamed  Loyalton  at  Rancho  Solano)

("Fairfield  Facility")     3350  Cherry  Hills  Street     Residential  Care
Facility  for  the  Elderly
     Fairfield,  CA  94533     250  licensed  beds
Fairfield  Retirement  Center,  LLC     County:  Solano     172  units
-----------------------------------     ---------------     ----------
Creston  Village

("Paso Robles Facility") 1919 Creston Road Residential Care Facility for the Elderly/Dementia
     Paso  Robles,  CA  93446     115  licensed  beds
TDC/Emeritus  Paso Robles Associates     County:  San Louis Obispo     100 units
------------------------------------     -------------------------     ---------
Canterbury  Ridge

("Urbana  Facility")     1706  East  Amber  Lane
     Urbana,  IL  61802     Retirement
Emeritus  Corporation     County:  Champaign     89  units
---------------------     ------------------     ---------
Loyalton  of  Hattiesburg

("Hattiesburg  Facility")     103  Fox Chase Street     Institution for the Aged
or  Infirmed
     Hattiesburg,  MS  39402     83  licensed  beds
Emeritus  Corporation     County:  Forrest     82  units
---------------------     ----------------     ---------
Loyalton  of  Flagstaff

("Flagstaff  Facility")     2100  N. Woodlands Village Blvd.     Assisted Living
     Flagstaff,  AZ  86001     67  beds
Emeritus  Corporation     County:  Coconino     61  units
---------------------     -----------------     ---------
Loyalton  of  Phoenix

("Phoenix  Facility")     4050  Bluefield  Ave.     Assisted  Living
     Phoenix,  AZ  85032     101  beds
Emeritus  Corporation     County:  Maricopa     101  units
---------------------     -----------------     ----------
Park  Club  of  Brandon

("Brandon  Facility")     700  S.  Kings  Ave.     Assisted  Living
     Brandon,  FL  33511     100  beds
Emeritus  Corporation     County:  Hillsborough     87  units
---------------------     ---------------------     ---------
Park  Club  of  Fort  Myers

("Fort  Myers  Facility")     1896  Park  Meadows  Dr.     Assisted  Living
     Fort  Myers,  FL  33907     116  beds
Emeritus  Corporation     County:  Lee     74  units
---------------------     ------------     ---------
Park  Club  of  Oakbridge

("Lakeland  Facility")     3110  Oakbridge  Blvd.  East     Assisted  Living
     Lakeland,  FL  33803     110  beds
Emeritus  Corporation     County:  Polk     87  units
---------------------     -------------     ---------
Colonial  Park  Club

("Sarasota  Facility")     4730  Bee  Ridge  Rd.     Assisted  Living
     Sarasota,  FL  34231     110  beds
Emeritus  Corporation     County:  Sarasota     86  units
---------------------     -----------------     ---------
Ridgewind

("Chubbuck  Facility")     4080  Hawthorne  Rd.     Assisted  Living
     Chubbuck,  ID  83202     109  beds
Emeritus  Corporation     County:  Bannock     79  units
---------------------     ----------------     ---------
Loyalton  of  Coeur  D'Alene

("Coeur  D'Alene  Facility")     205  E.  Anton     Assisted  Living
     Coeur  D'Alene,  ID  83815     96  beds
Emeritus  Corporation     County:  Kootenai     50  units
---------------------     -----------------     ---------
Highland  Hills

Pocatello  Facility")     1501  Baldy     Assisted  Living
     Pocatello,  ID  83201     57  beds
Emeritus  Corporation     County:  Bannock     47  units
---------------------     ----------------     ---------
Loyalton  of  Hagerstown

"Hagerstown  Facility")     20009  Rosebank  Way     Assisted  Living
     Hagerstown,  MD  21742     110  beds
Emeritus  Corporation     County:  Washington     100  units
---------------------     -------------------     ----------
Pines  of  Tewksbury

"Tewksbury  Facility")     2580  Main  St.     Assisted  Living
     Tewksbury,  MA  01876     69  beds
Emeritus  Corporation     County:  Middlesex     49  units
---------------------     ------------------     ---------
Loyalton  of  Lakewood

"Lakewood  Facility")     220  Southwestern  Dr.     Enriched  Housing  Program
     Lakewood,  NY  14750     100  beds
Emeritus  Corporation     County:  Chautauqua     78  units
---------------------     -------------------     ---------
Meadowbrook

("Ontario  Facility")     1372  Southwest  8th  Ave.     Assisted  Living
     Ontario,  OR  97914     82  beds
Emeritus  Corporation     County:  Malheur     53  units
---------------------     ----------------     ---------
Anderson  Place
          Assisted  Living
("Anderson  Facility")     311  Simpson  Rd.     127  beds
     Anderson,  SC  29621     84  units
Emeritus  Corporation     County:  Anderson     75  independent  cottages
---------------------     -----------------     -------------------------
Elmbrook  Estates

("Lubbock  Facility")     5301  66th  St.     Assisted  Living
     Lubbock,  TX  79424     100  beds
Emeritus  Corporation     County:  Lubbock     80  units
---------------------     ----------------     ---------
Loyalton  of  Staunton

("Staunton  Facility")     1900  Hillsmere  Lane     Assisted  Living
     Staunton,  VA  24401     144  beds
Emeritus  Corporation     County:  Augusta     101  units
---------------------     ----------------     ----------
Fairhaven  Estates

("Bellingham  Facility")     2600  Old  Fairhaven  Pkwy.     Boarding  Home
     Bellingham,  WA  98225     60  beds
Emeritus  Corporation     County:  Whatcom     50  units
---------------------     ----------------     ---------
Evergreen  Lodge

("Federal  Way  Facility")     31002  14th  Avenue  South     Boarding  Home
     Federal  Way,  WA  98003     105  beds
Emeritus  Corporation     County:  King     98  units
---------------------     -------------     ---------
Hearthstone  Inn

("Moses  Lake  Facility")     905  S.  Pioneer  Way     Boarding  Home
     Moses  Lake,  WA  98837     92  beds
Emeritus  Corporation     County:  Grant     83  units
---------------------     --------------     ---------

                          EXHIBIT B:  LEGAL DESCRIPTION

                        EXHIBIT C:  PERMITTED EXCEPTIONS

1.

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